UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-Q

       QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
                               INVESTMENT COMPANY

                  Investment Company Act file number 811-22442
                                                    -----------

                    First Trust High Income Long/Short Fund
            --------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
            --------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
            --------------------------------------------------------
                    (Name and address of agent for service)

        Registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                    Date of reporting period: July 31, 2016
                                             ---------------

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (ss.ss. 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SCHEDULE OF INVESTMENTS. The Schedule of Investments is attached herewith.


FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS
JULY 31, 2016 (UNAUDITED)

   PRINCIPAL                                                                 STATED          STATED
     VALUE                             DESCRIPTION                           COUPON         MATURITY          VALUE
----------------  -----------------------------------------------------  --------------  --------------  ---------------
CORPORATE BONDS AND NOTES - 80.5%

                  AUTOMOTIVE - 5.8%
$      4,725,000  Dana, Inc. (a).......................................       5.50%         12/15/24     $     4,813,594
       1,376,000  Ford Motor Co. ......................................       9.22%         09/15/21           1,770,396
         220,000  Ford Motor Co. ......................................       8.90%         01/15/32             305,189
       2,000,000  Ford Motor Co. (a)...................................       7.75%         06/15/43           2,668,066
       1,620,000  Ford Motor Co. ......................................       9.98%         02/15/47           2,763,851
       3,635,000  Gates Global LLC/Gates Global Co. (b)................       6.00%         07/15/22           3,326,025
       4,396,000  Goodyear Tire & Rubber (The) Co. (a).................       7.00%         05/15/22           4,731,195
       1,500,000  Goodyear Tire & Rubber (The) Co. ....................       5.00%         05/31/26           1,584,375
       4,720,000  MPG Holdco I, Inc. (a)...............................       7.38%         10/15/22           4,861,600
       3,472,000  Navistar International Corp. (a).....................       8.25%         11/01/21           2,586,640
       2,320,000  Tenneco, Inc. .......................................       5.00%         07/15/26           2,378,000
       3,705,000  ZF North America Capital, Inc. (b)...................       4.75%         04/29/25           3,885,619
                                                                                                         ---------------
                                                                                                              35,674,550
                                                                                                         ---------------

                  BANKING - 1.2%
       5,335,000  Ally Financial, Inc. (a).............................       8.00%         11/01/31           6,522,038
         612,000  Ally Financial, Inc. ................................       8.00%         11/01/31             748,170
                                                                                                         ---------------
                                                                                                               7,270,208
                                                                                                         ---------------

                  BASIC INDUSTRY - 10.0%
         440,000  AK Steel Corp. ......................................       7.63%         05/15/20             435,050
         650,000  AK Steel Corp. ......................................       7.63%         10/01/21             627,250
       4,500,000  AK Steel Corp. ......................................       8.38%         04/01/22           4,533,750
         925,000  AK Steel Corp. ......................................       7.50%         07/15/23             978,188
       2,104,000  Aleris International, Inc. ..........................       7.88%         11/01/20           1,957,141
       3,405,000  Associated Materials LLC/AMH New Finance, Inc. ......       9.13%         11/01/17           3,200,700
       1,425,000  Axalta Coating Systems US Holdings, Inc./Axalta
                     Coating Systems Dutch Holding B B.V. .............       7.38%         05/01/21           1,510,500
       5,500,000  CalAtlantic Group, Inc. (a)..........................       8.38%         05/15/18           6,077,500
         500,000  CalAtlantic Group, Inc. .............................       5.88%         11/15/24             536,250
         200,000  Freeport-McMoRan, Inc. ..............................       4.00%         11/14/21             179,500
       2,010,000  Freeport-McMoRan, Inc. ..............................       3.55%         03/01/22           1,728,600
       3,070,000  Freeport-McMoRan, Inc. ..............................       3.88%         03/15/23           2,655,703
       2,470,000  Hexion, Inc. (a).....................................       8.88%         02/01/18           2,216,825
       1,873,000  K Hovnanian Enterprises, Inc. (b)....................       7.00%         01/15/19           1,320,465
       2,800,000  K Hovnanian Enterprises, Inc. (b)....................       7.25%         10/15/20           2,569,000
       3,479,000  KB Home (a)..........................................       7.50%         09/15/22           3,687,740
       3,730,000  Meritage Homes Corp. ................................       6.00%         06/01/25           3,904,862
       1,840,000  Momentive Performance Escrow Claim (c) (d) (e) (f)...        N/A             N/A                     2
       1,840,000  Momentive Performance Materials, Inc. (c)............       4.69%         04/24/22           1,297,200
       2,060,000  PQ Corp. (b).........................................       6.75%         11/15/22           2,172,023
       1,780,000  PulteGroup, Inc. (a).................................       7.63%         10/15/17           1,895,700
       4,570,000  PulteGroup, Inc. ....................................       7.88%         06/15/32           5,335,475
       2,375,000  Shea Homes L.P./Shea Homes Funding Corp. (b).........       6.13%         04/01/25           2,435,847


                     See Notes to Portfolio of Investments

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2016 (UNAUDITED)

   PRINCIPAL                                                                 STATED          STATED
     VALUE                             DESCRIPTION                           COUPON         MATURITY          VALUE
----------------  -----------------------------------------------------  --------------  --------------  ---------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  BASIC INDUSTRY (CONTINUED)
$      4,465,000  TRI Pointe Group, Inc./TRI Pointe Homes, Inc. (a)....       5.88%         06/15/24     $     4,621,275
       1,114,000  United States Steel Corp. ...........................       7.38%         04/01/20           1,119,570
       4,000,000  USG Corp. (b)........................................       5.88%         11/01/21           4,220,000
                                                                                                         ---------------
                                                                                                              61,216,116
                                                                                                         ---------------

                  CAPITAL GOODS - 7.6%
       3,595,000  Ball Corp. ..........................................       4.00%         11/15/23           3,662,406
       4,000,000  Crown Americas LLC/Crown Americas Capital Corp IV (a)       4.50%         01/15/23           4,155,000
       5,445,000  KLX, Inc. (b)........................................       5.88%         12/01/22           5,540,288
       2,595,000  Milacron LLC/Mcron Finance Corp. (b).................       7.75%         02/15/21           2,737,725
       1,575,000  Orbital ATK, Inc. ...................................       5.50%         10/01/23           1,677,375
       3,315,000  Owens-Brockway Glass Container, Inc. (b).............       5.00%         01/15/22           3,476,606
         432,000  Reynolds Group Issuer, Inc./Reynolds Group Issuer
                     LLC/Reynolds Group Issuer LU .....................       9.88%         08/15/19             444,420
       1,775,000  Reynolds Group Issuer, Inc./Reynolds Group Issuer
                     LLC/Reynolds Group Issuer LU .....................       8.25%         02/15/21           1,848,396
       6,700,000  Reynolds Group Issuer, Inc./Reynolds Group Issuer
                     LLC/Reynolds Group Issuer LU (b) .................       5.13%         07/15/23           6,917,750
       4,375,000  Sealed Air Corp. (b).................................       5.50%         09/15/25           4,681,250
       4,050,000  Terex Corp. (a)......................................       6.00%         05/15/21           4,141,125
       3,590,000  TransDigm, Inc. (a)..................................       6.00%         07/15/22           3,722,902
       4,000,000  Triumph Group, Inc. .................................       4.88%         04/01/21           3,855,000
                                                                                                         ---------------
                                                                                                              46,860,243
                                                                                                         ---------------

                  CONSUMER GOODS - 2.0%
       2,567,000  Kraft Heinz Foods Co. (b)............................       4.88%         02/15/25           2,835,857
       2,325,000  Pilgrim's Pride Corp. (b)............................       5.75%         03/15/25           2,365,688
       2,240,000  Smithfield Foods, Inc. ..............................       6.63%         08/15/22           2,380,470
       4,585,000  Spectrum Brands, Inc. ...............................       5.75%         07/15/25           4,986,188
                                                                                                         ---------------
                                                                                                              12,568,203
                                                                                                         ---------------

                  CONSUMER NON-CYCLICAL - 0.4%
       2,710,000  Post Holdings, Inc. (b)..............................       5.00%         08/15/26           2,708,306
                                                                                                         ---------------

                  ENERGY - 7.6%
       3,600,000  AmeriGas Partners L.P./AmeriGas Finance Corp. .......       5.88%         08/20/26           3,775,500
       1,426,000  California Resources Corp. (b).......................       8.00%         12/15/22             920,055
       1,400,000  Carrizo Oil & Gas, Inc. .............................       6.25%         04/15/23           1,333,500
       4,440,000  CITGO Petroleum Corp. (b)............................       6.25%         08/15/22           4,306,800
       4,475,000  Continental Resources, Inc. .........................       5.00%         09/15/22           4,206,500
       3,170,000  Crestwood Midstream Partners L.P./Crestwood
                     Midstream Finance Corp. ..........................       6.25%         04/01/23           2,963,950


                     See Notes to Portfolio of Investments

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2016 (UNAUDITED)

   PRINCIPAL                                                                 STATED          STATED
     VALUE                             DESCRIPTION                           COUPON         MATURITY          VALUE
----------------  -----------------------------------------------------  --------------  --------------  ---------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  ENERGY (CONTINUED)
$      6,700,000  Denbury Resources, Inc. .............................       5.50%         05/01/22     $     4,288,000
       3,000,000  Ferrellgas L.P./Ferrellgas Finance Corp. ............       6.50%         05/01/21           2,745,000
       2,305,000  Hilcorp Energy I L.P./ Hilcorp Finance Co. (b).......       5.00%         12/01/24           2,155,175
       3,960,000  Hornbeck Offshore Services, Inc. (a).................       5.00%         03/01/21           2,504,700
       3,535,000  PHI, Inc. (a)........................................       5.25%         03/15/19           3,269,875
       1,900,000  Sanchez Energy Corp. ................................       6.13%         01/15/23           1,287,250
         545,000  SM Energy Co. .......................................       5.00%         01/15/24             438,725
       2,670,000  SM Energy Co. .......................................       5.63%         06/01/25           2,229,450
       1,235,000  Suburban Propane Partners L.P./Suburban Energy
                     Finance Corp. ....................................       5.75%         03/01/25           1,235,000
       1,900,000  Sunoco L.P./Sunoco Finance Corp. (b).................       5.50%         08/01/20           1,926,125
       1,855,000  Sunoco L.P./Sunoco Finance Corp. (b).................       6.38%         04/01/23           1,896,738
       1,395,000  Valero Energy Corp. .................................       6.63%         06/15/37           1,564,241
       4,325,000  Whiting Petroleum Corp. .............................       5.75%         03/15/21           3,643,813
                                                                                                         ---------------
                                                                                                              46,690,397
                                                                                                         ---------------

                  FINANCIAL SERVICES - 4.3%
       6,155,000  Icahn Enterprises L.P./Icahn Enterprises Finance
                     Corp.  ...........................................       6.00%         08/01/20           6,170,388
       1,190,000  Icahn Enterprises L.P./Icahn Enterprises Finance
                     Corp. ............................................       5.88%         02/01/22           1,142,400
       6,465,000  Navient Corp. .......................................       8.00%         03/25/20           6,917,550
       5,150,000  OneMain Financial Holdings, Inc. (b).................       7.25%         12/15/21           5,175,750
       2,395,000  Springleaf Finance Corp. ............................       6.00%         06/01/20           2,332,131
       4,555,000  Springleaf Finance Corp. (a).........................       7.75%         10/01/21           4,537,919
                                                                                                         ---------------
                                                                                                              26,276,138
                                                                                                         ---------------

                  HEALTHCARE - 6.7%
       4,178,000  Alere, Inc. .........................................       7.25%         07/01/18           4,222,391
         665,000  Alere, Inc. .........................................       6.50%         06/15/20             656,688
       8,005,000  CHS/Community Health Systems, Inc. (a)...............       6.88%         02/01/22           6,924,325
       2,500,000  DaVita HealthCare Partners, Inc. (a).................       5.75%         08/15/22           2,650,000
       3,775,000  DaVita HealthCare Partners, Inc. ....................       5.00%         05/01/25           3,826,906
       1,500,000  HCA, Inc. ...........................................       5.88%         05/01/23           1,608,750
      10,850,000  HCA, Inc. (a)........................................       5.00%         03/15/24          11,419,625
       4,585,000  Hologic, Inc. (b)....................................       5.25%         07/15/22           4,877,294
       1,565,000  MPH Acquisition Holdings LLC (a) (b).................       7.13%         06/01/24           1,673,572
       3,195,000  Tenet Healthcare Corp. ..............................       8.13%         04/01/22           3,314,812
                                                                                                         ---------------
                                                                                                              41,174,363
                                                                                                         ---------------

                  LEISURE - 4.3%
       1,980,000  GLP Capital L.P./GLP Financing II, Inc. .............       5.38%         04/15/26           2,116,125
       1,475,000  Isle of Capri Casinos, Inc. .........................       5.88%         03/15/21           1,545,063
       9,175,000  MGM Resorts International (a)........................       6.75%         10/01/20          10,184,250
       2,760,000  Mohegan Tribal Gaming Authority .....................       9.75%         09/01/21           2,977,350
       2,765,000  Scientific Games International, Inc. (b).............       7.00%         01/01/22           2,889,425
       2,175,000  Scientific Games International, Inc. ................      10.00%         12/01/22           1,943,906
       4,975,000  Wynn Las Vegas LLC/Wynn Las Vegas Capital
                     Corp. (b) ........................................       5.50%         03/01/25           5,018,531
                                                                                                         ---------------
                                                                                                              26,674,650
                                                                                                         ---------------


                     See Notes to Portfolio of Investments

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2016 (UNAUDITED)

   PRINCIPAL                                                                 STATED          STATED
     VALUE                             DESCRIPTION                           COUPON         MATURITY          VALUE
----------------  -----------------------------------------------------  --------------  --------------  ---------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  MEDIA - 5.3%
$      7,245,000  CCO Holdings LLC/CCO Holdings Capital Corp. .........       5.75%         01/15/24     $     7,661,587
       2,370,000  CCO Holdings LLC/CCO Holdings Capital Corp. (b)......       5.75%         02/15/26           2,506,275
       2,730,000  Clear Channel Worldwide Holdings, Inc., Series B ....       7.63%         03/15/20           2,716,350
         541,000  Clear Channel Worldwide Holdings, Inc., Series B ....       6.50%         11/15/22             562,640
       6,430,000  Dish DBS Corp. (a)...................................       6.75%         06/01/21           6,847,950
         559,000  iHeartCommunications, Inc. ..........................       5.50%         12/15/16             542,230
       7,540,000  iHeartCommunications, Inc. ..........................       9.00%         03/01/21           5,683,275
       2,515,000  Lamar Media Corp. (b)................................       5.75%         02/01/26           2,703,625
       3,200,000  Sirius XM Radio, Inc. (b)............................       5.38%         07/15/26           3,270,016
                                                                                                         ---------------
                                                                                                              32,493,948
                                                                                                         ---------------

                  RETAIL - 2.4%
       3,845,000  Dollar Tree, Inc. ...................................       5.75%         03/01/23           4,171,825
       3,295,000  Hanesbrands, Inc. (b)................................       4.63%         05/15/24           3,393,850
       3,300,000  KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of
                     America LLC (b) ..................................       5.25%         06/01/26           3,500,046
       3,500,000  Murphy Oil USA, Inc. ................................       6.00%         08/15/23           3,701,250
                                                                                                         ---------------
                                                                                                              14,766,971
                                                                                                         ---------------

                  SERVICES - 4.9%
       2,120,000  Acosta, Inc. (b).....................................       7.75%         10/01/22           1,950,400
       1,095,000  Ashtead Capital, Inc. (b)............................       6.50%         07/15/22           1,160,700
       3,380,000  Avis Budget Car Rental LLC/Avis Budget Finance, Inc.        5.50%         04/01/23           3,367,325
       1,810,000  GEO (The) Group, Inc. ...............................       6.00%         04/15/26           1,862,038
       3,325,000  Herc Rentals, Inc. (b)...............................       7.50%         06/01/22           3,374,875
       1,200,000  Herc Rentals, Inc. (b)...............................       7.75%         06/01/24           1,215,000
       4,607,000  Iron Mountain, Inc. (b)..............................       6.00%         10/01/20           4,871,902
       4,250,000  Iron Mountain, Inc. .................................       5.75%         08/15/24           4,386,807
          61,000  United Rentals North America, Inc. ..................       7.38%         05/15/20              63,373
         367,000  United Rentals North America, Inc. ..................       7.63%         04/15/22             393,857
       3,097,000  United Rentals North America, Inc. ..................       6.13%         06/15/23           3,257,657
       1,400,000  United Rentals North America, Inc. (a)...............       5.50%         07/15/25           1,444,464
       2,900,000  United Rentals North America, Inc. ..................       5.88%         09/15/26           3,026,875
                                                                                                         ---------------
                                                                                                              30,375,273
                                                                                                         ---------------

                  TECHNOLOGY & ELECTRONICS - 4.5%
       3,780,000  CommScope, Inc. (b)..................................       5.00%         06/15/21           3,931,200
       6,433,000  First Data Corp. (b).................................       7.00%         12/01/23           6,642,072
         370,000  Match Group, Inc. (b)................................       6.38%         06/01/24             396,825
       3,385,000  MSCI, Inc. (b).......................................       5.75%         08/15/25           3,703,867
       3,900,000  NCR Corp. ...........................................       6.38%         12/15/23           4,056,000
       2,900,000  Qorvo, Inc. (b)......................................       7.00%         12/01/25           3,157,375
       5,160,000  Zebra Technologies Corp. (a).........................       7.25%         10/15/22           5,534,100
                                                                                                         ---------------
                                                                                                              27,421,439
                                                                                                         ---------------


                     See Notes to Portfolio of Investments

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2016 (UNAUDITED)

   PRINCIPAL                                                                 STATED          STATED
     VALUE                             DESCRIPTION                           COUPON         MATURITY          VALUE
----------------  -----------------------------------------------------  --------------  --------------  ---------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  TELECOMMUNICATIONS - 8.9%
$      1,735,000  CenturyLink, Inc. ...................................       7.60%         09/15/39     $     1,561,500
         965,000  Diamond 1 Finance Corp./Diamond 2 Finance Corp. (b)..       8.35%         07/15/46           1,105,319
       2,025,000  Equinix, Inc. (a)....................................       5.88%         01/15/26           2,187,000
       1,550,000  Frontier Communications Corp. .......................       6.25%         09/15/21           1,515,125
       5,700,000  Frontier Communications Corp. .......................      11.00%         09/15/25           6,106,125
       2,500,000  Frontier Communications Corp. (a)....................       9.00%         08/15/31           2,356,250
       2,411,000  Hughes Satellite Systems Corp. (a)...................       7.63%         06/15/21           2,588,811
       4,070,000  Level 3 Financing, Inc. (a)..........................       5.38%         01/15/24           4,278,588
         220,000  Level 3 Financing, Inc. .............................       5.38%         05/01/25             231,825
       2,900,000  Level 3 Financing, Inc. (b)..........................       5.25%         03/15/26           3,041,375
       2,570,000  Sprint Capital Corp. ................................       6.88%         11/15/28           2,216,625
       7,660,000  Sprint Capital Corp. ................................       8.75%         03/15/32           7,181,250
       3,070,000  Sprint Communications, Inc. (a)......................       9.25%         04/15/22           3,131,400
       7,900,000  T-Mobile USA, Inc. ..................................       6.00%         03/01/23           8,381,821
       2,925,000  T-Mobile USA, Inc. ..................................       6.00%         04/15/24           3,128,843
       1,700,000  T-Mobile USA, Inc. ..................................       6.50%         01/15/26           1,847,475
       2,428,000  ViaSat, Inc. ........................................       6.88%         06/15/20           2,510,188
       1,500,000  Windstream Services LLC .............................       6.38%         08/01/23           1,305,000
                                                                                                         ---------------
                                                                                                              54,674,520
                                                                                                         ---------------

                  TRANSPORTATION - 3.7%
       2,000,000  American Airlines Group, Inc. .......................       6.13%         06/01/18           2,075,000
       3,400,000  American Airlines Group, Inc. (b)....................       4.63%         03/01/20           3,361,750
       1,532,210  Continental Airlines 2003-ERJ1 Pass Through Trust ...       7.88%         07/02/18           1,595,414
       1,586,739  Continental Airlines 2005-ERJ1 Pass Through Trust ...       9.80%         04/01/21           1,763,264
       1,190,105  Delta Air Lines 2009-1 Series B Pass Through Trust...       9.75%         12/17/16           1,227,057
       1,899,330  Northwest Airlines 2001-1 Class B Pass Through
                     Trust ............................................       7.69%         04/01/17           1,975,304
       5,935,912  US Airways 2000-3C Pass Through Trust ...............       8.39%         03/01/22           6,358,846
       4,675,000  XPO Logistics, Inc. (b)..............................       6.50%         06/15/22           4,651,625
                                                                                                         ---------------
                                                                                                              23,008,260
                                                                                                         ---------------

                  UTILITY - 0.9%
       5,660,000  Calpine Corp. (a)....................................       5.75%         01/15/25           5,674,150
                                                                                                         ---------------
                  TOTAL CORPORATE BONDS AND NOTES......................................................      495,527,735
                  (Cost $485,427,560)                                                                    ---------------

   PRINCIPAL
     VALUE
     (LOCAL                                                                  STATED          STATED           VALUE
   CURRENCY)                           DESCRIPTION                           COUPON         MATURITY      (US DOLLARS)
----------------  -----------------------------------------------------  --------------  --------------  ---------------
FOREIGN CORPORATE BONDS AND NOTES - 18.4%

                  AUTOMOTIVE - 0.9%
       5,545,000  Schaeffler Finance B.V. (USD) (b)....................       4.75%         05/15/21           5,759,869
                                                                                                         ---------------


                     See Notes to Portfolio of Investments

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2016 (UNAUDITED)

   PRINCIPAL
     VALUE
     (LOCAL                                                                  STATED          STATED           VALUE
   CURRENCY)                           DESCRIPTION                           COUPON         MATURITY      (US DOLLARS)
----------------  -----------------------------------------------------  --------------  --------------  ---------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

                  BASIC INDUSTRY - 6.0%
         709,000  Anglo American Capital PLC (USD) (b).................       4.13%         04/15/21     $       693,048
       1,401,000  Anglo American Capital PLC (USD) (b).................       4.88%         05/14/25           1,376,483
       2,648,000  ArcelorMittal (USD) (a)..............................       7.25%         02/25/22           2,912,800
       8,362,000  ArcelorMittal (USD) .................................       8.00%         10/15/39           8,905,530
       2,000,000  Cemex S.A.B. de C.V. (USD) (b).......................       7.75%         04/16/26           2,225,000
       1,670,000  FMG Resources (August 2006) Pty Ltd. (USD) (b).......       6.88%         04/01/22           1,636,600
       2,345,000  FMG Resources August 2006 Pty Ltd. (USD) (b).........       9.75%         03/01/22           2,638,125
         140,000  Masonite International Corp. (USD) (b)...............       5.63%         03/15/23             148,225
       3,300,000  MMC Norilsk Nickel OJSC via MMC Finance Ltd.
                     (USD) (b) ........................................       6.63%         10/14/22           3,677,041
       5,148,000  Novelis, Inc. (USD) .................................       8.75%         12/15/20           5,367,047
       4,200,000  Stora Enso OYJ (USD) (b).............................       7.25%         04/15/36           4,557,000
       1,505,000  Teck Resources Ltd. (USD) ...........................       6.00%         08/15/40           1,143,800
       1,795,000  Teck Resources Ltd. (USD) ...........................       6.25%         07/15/41           1,382,150
                                                                                                         ---------------
                                                                                                              36,662,849
                                                                                                         ---------------

                  CAPITAL GOODS - 2.0%
       3,000,000  Albea Beauty Holdings S.A. (USD) (b).................       8.38%         11/01/19           3,168,750
         900,000  Ardagh Packaging Finance PLC/Ardagh Holdings USA,
                     Inc. (USD) (b) ...................................       6.00%         06/30/21             920,250
       5,100,000  Ardagh Packaging Finance PLC/Ardagh Holdings USA,
                     Inc. (USD) (b) ...................................       7.25%         05/15/24           5,406,000
       2,480,000  Bombardier, Inc. (USD) (b)...........................       6.00%         10/15/22           2,201,000
         490,000  Bombardier, Inc. (USD) (b)...........................       6.13%         01/15/23             427,878
                                                                                                         ---------------
                                                                                                              12,123,878
                                                                                                         ---------------

                  CONSUMER GOODS - 0.3%
       1,900,000  Minerva Luxembourg S.A. (USD) (b)....................       7.75%         01/31/23           2,014,000
                                                                                                         ---------------

                  ENERGY - 2.1%
       1,875,000  Cenovus Energy, Inc. (USD) ..........................       6.75%         11/15/39           2,018,164
       1,500,000  CGG S.A. (USD) ......................................       6.50%         06/01/21             682,500
       1,530,000  CHC Helicopter S.A. (USD) (g)........................       9.25%         10/15/20             743,963
         970,000  Petrobras Global Finance B.V. (USD) (a)..............       6.25%         03/17/24             911,800
         100,000  Petrobras Global Finance B.V. (USD) .................       8.75%         05/23/26             104,220
       4,350,000  Petrobras Global Finance B.V. (USD) .................       6.88%         01/20/40           3,625,507
       2,120,000  Petrobras Global Finance B.V. (USD) .................       7.25%         03/17/44           1,819,384
         900,000  Precision Drilling Corp. (USD) ......................       6.63%         11/15/20             836,910
       1,735,000  Precision Drilling Corp. (USD) ......................       6.50%         12/15/21           1,587,525
         845,000  Weatherford International Ltd. (USD) ................       6.75%         09/15/40             612,625
                                                                                                         ---------------
                                                                                                              12,942,598
                                                                                                         ---------------

                  HEALTHCARE - 1.4%
       2,625,000  Endo Ltd./Endo Finance LLC/Endo Finco, Inc.
                     (USD) (a) (b) ....................................       6.00%         02/01/25           2,277,187


                     See Notes to Portfolio of Investments

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2016 (UNAUDITED)

   PRINCIPAL
     VALUE
     (LOCAL                                                                  STATED          STATED           VALUE
   CURRENCY)                           DESCRIPTION                           COUPON         MATURITY      (US DOLLARS)
----------------  -----------------------------------------------------  --------------  --------------  ---------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

                  HEALTHCARE (CONTINUED)
         605,000  Mallinckrodt International Finance S.A./Mallinckrodt
                     CB LLC (USD) (b) .................................       5.75%         08/01/22     $       594,413
       5,375,000  Valeant Pharmaceuticals International, Inc.
                     (USD) (b) ........................................       7.50%         07/15/21           5,025,625
         715,000  Valeant Pharmaceuticals International, Inc.
                     (USD) (b) ........................................       5.88%         05/15/23             598,812
                                                                                                         ---------------
                                                                                                               8,496,037
                                                                                                         ---------------

                  INSURANCE - 0.5%
       3,500,000  Oil Insurance Ltd. (USD) (b) (h).....................       3.61%         (i)                2,765,000
                                                                                                         ---------------

                  LEISURE - 1.1%
       5,755,000  Royal Caribbean Cruises Ltd. (USD) ..................       7.50%         10/15/27           6,733,350
                                                                                                         ---------------

                  MEDIA - 2.2%
       6,280,000  Altice Luxembourg S.A. (USD) (b).....................       7.75%         05/15/22           6,393,982
       2,500,000  Unitymedia Hessen GmbH & Co. KG/ Unitymedia NRW
                     GmbH (EUR) .......................................       4.63%         02/15/26           2,976,690
       4,345,000  UPCB Finance IV Ltd. (USD) (b).......................       5.38%         01/15/25           4,399,660
                                                                                                         ---------------
                                                                                                              13,770,332
                                                                                                         ---------------

                  TECHNOLOGY & ELECTRONICS - 1.1%
       2,925,000  NXP B.V./NXP Funding LLC (USD) (b)...................       4.63%         06/01/23           3,036,530
       3,585,000  Sensata Technologies UK Financing Co., PLC
                     (USD) (b) ........................................       6.25%         02/15/26           3,894,206
                                                                                                         ---------------
                                                                                                               6,930,736
                                                                                                         ---------------

                  TELECOMMUNICATIONS - 0.1%
         880,000  Telecom Italia Capital S.A. (USD) ...................       7.20%         07/18/36             910,800
                                                                                                         ---------------

                  TRANSPORTATION - 0.7%
       2,850,000  Hapag-Lloyd AG (USD) (b).............................       9.75%         10/15/17           2,857,125
       1,970,000  Stena AB (USD) (b)...................................       7.00%         02/01/24           1,560,003
                                                                                                         ---------------
                                                                                                               4,417,128
                                                                                                         ---------------
                  TOTAL FOREIGN CORPORATE BONDS AND NOTES..............................................      113,526,577
                  (Cost $111,872,992)                                                                    ---------------

      PAR
     AMOUNT
     (LOCAL                                                                  STATED          STATED           VALUE
   CURRENCY)                           DESCRIPTION                            RATE          MATURITY      (US DOLLARS)
----------------  -----------------------------------------------------  --------------  --------------  ---------------
CAPITAL PREFERRED SECURITIES - 8.2%

                  BANKING - 4.4%
       1,155,000  Bank of America Corp., Series DD (USD) (j)...........       6.30%            (i)             1,261,476
       2,675,000  Capital One Financial Corp., Series E
                     (USD) (a) (j) ....................................       5.55%            (i)             2,719,806
       6,700,000  Citigroup, Inc., Series M (USD) (j)..................       6.30%            (i)             6,875,875


                     See Notes to Portfolio of Investments

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2016 (UNAUDITED)

      PAR
     AMOUNT
     (LOCAL                                                                  STATED          STATED           VALUE
   CURRENCY)                           DESCRIPTION                            RATE          MATURITY      (US DOLLARS)
----------------  -----------------------------------------------------  --------------  --------------  ---------------
CAPITAL PREFERRED SECURITIES (CONTINUED)

                  BANKING (CONTINUED)
       3,250,000  Dresdner Funding Trust I (USD) (b)...................       8.15%         06/30/31     $     3,839,712
       2,825,000  HBOS Capital Funding L.P. (GBP) (j)..................       6.46%            (i)             3,992,986
         700,000  HSBC Bank Capital Funding Sterling 1 L.P.
                     (GBP) (j) ........................................       5.84%            (i)             1,023,690
       2,950,000  Mellon Capital III (GBP) (j).........................       6.37%         09/05/66           3,904,182
       2,370,000  Wells Fargo & Co., Series S (USD) (j)................       5.90%            (i)             2,529,975
         610,000  Wells Fargo Capital X (USD) .........................       5.95%         12/15/36             672,525
                                                                                                         ---------------
                                                                                                              26,820,227
                                                                                                         ---------------

                  CAPITAL GOODS - 0.4%
       3,760,000  Textron Financial Corp. (USD) (b) (j)................       6.00%         02/15/67           2,387,600
                                                                                                         ---------------

                  INSURANCE - 3.4%
       1,800,000  Aviva PLC (GBP) (j)..................................       6.13%         11/14/36           2,703,144
       3,175,000  Chubb (The) Corp. (USD) (j)..........................       6.38%         04/15/37           2,866,390
       3,500,000  CNP Assurances (EUR) (j).............................       5.25%            (i)             3,404,327
      11,000,000  Glen Meadow Pass-Through Trust (USD) (a) (b) (j).....       6.51%         02/12/67           8,190,380
       3,500,000  Lincoln National Corp. (USD) (a) (h).................       2.99%         05/17/66           2,533,125
       1,800,000  Lincoln National Corp. (USD) (j).....................       6.05%         04/20/67           1,291,500
                                                                                                         ---------------
                                                                                                              20,988,866
                                                                                                         ---------------
                  TOTAL CAPITAL PREFERRED SECURITIES...................................................       50,196,693
                                                                                                         ---------------
                  (Cost $52,672,545)
    PRINCIPAL                                                                                STATED
      VALUE                            DESCRIPTION                           RATE (k)     MATURITY (l)        VALUE
----------------  -----------------------------------------------------  --------------  --------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS - 3.0%

                  AUTOMOTIVE - 1.0%
$      4,349,882  Allison Transmission, Inc. Term Loan B3..............       3.50%         08/23/19           4,351,709
       1,735,031  Navistar, Inc. Term Loan B ..........................       6.50%         08/06/20           1,632,023
                                                                                                         ---------------
                                                                                                               5,983,732
                                                                                                         ---------------

                  HEALTHCARE - 0.9%
       6,183,800  Ortho-Clinical Term Loan B3 .........................       4.75%         06/30/21           5,980,229
                                                                                                         ---------------

                  SERVICES - 1.1%
       6,647,000  Aramark Corp. F Term Loan ...........................       3.25%         02/24/21           6,657,369
                                                                                                         ---------------
                  TOTAL SENIOR FLOATING-RATE LOAN INTERESTS............................................       18,621,330
                  (Cost $18,827,127)                                                                     ---------------


                     See Notes to Portfolio of Investments

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2016 (UNAUDITED)

   PRINCIPAL                                                                 STATED          STATED
     VALUE                             DESCRIPTION                           COUPON         MATURITY          VALUE
----------------  -----------------------------------------------------  --------------  --------------  ---------------
MORTGAGE-BACKED SECURITIES - 1.7%

                  COLLATERALIZED MORTGAGE OBLIGATIONS - 0.5%
                  Morgan Stanley Mortgage Loan Trust
$        506,033     Series 2007-6XS, Class 2A1S (h)...................       0.60%         02/25/47     $       488,676
       1,464,438  Specialty Underwriting & Residential Finance Trust
                     Series 2006-BC4, Class A2B (h) ...................       0.60%         09/25/37             726,830
                  Wells Fargo Mortgage Backed Securities
       2,100,459     Series 2006-AR7 Trust, Class 2A4 (h)..............       3.09%         05/25/36           2,004,605
                                                                                                         ---------------
                                                                                                               3,220,111
                                                                                                         ---------------

                  COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.2%
       2,617,540  Ace Securities Corp. Home Equity Loan Trust Series
                     2007-HE2, Class A2A (h) ..........................       0.61%         12/25/36           1,582,396
                  Carrington Mortgage Loan Trust
         820,235     Series 2006-NC4, Class A5 (h).....................       0.55%         10/25/36             801,285
                  HSI Asset Securitization Corp. Trust
          14,127     Series 2007-NC1, Class A1 (h).....................       0.59%         04/25/37              10,189
                  Morgan Stanley ABS Capital I, Inc. Trust
         657,317     Series 2006-HE6, Class A2B (h)....................       0.59%         09/25/36             318,477
       8,438,868  Securitized Asset Backed Receivables LLC Trust Series
                     2006-FR4, Class A2A (h) ..........................       0.57%         08/25/36           3,630,504
                  Soundview Home Loan Trust
         812,982     Series 2006-EQ2, Class A2 (h)......................       0.60%        01/25/37             576,436
                                                                                                         ---------------
                                                                                                               6,919,287
                                                                                                         ---------------
                  TOTAL MORTGAGE-BACKED SECURITIES.....................................................       10,139,398
                  (Cost $12,914,947)                                                                     ---------------

ASSET-BACKED SECURITIES - 0.2%
                  Keycorp Student Loan Trust
       1,065,337     Series 2000-A, Class A2 (h).......................       0.98%         05/25/29           1,029,291
                  (Cost $984,834)                                                                        ---------------

     SHARES                                            DESCRIPTION                                            VALUE
----------------  -------------------------------------------------------------------------------------  ---------------
SHORT-TERM INVESTMENT - 0.2%
       1,454,806  Dreyfus Government Cash Management - Institutional Shares............................        1,454,806
                  (Cost $1,454,806)                                                                      ---------------

                  TOTAL INVESTMENTS - 112.2%...........................................................      690,495,830
                  (Cost $684,154,811) (m)                                                                ---------------

   PRINCIPAL                                                                 STATED          STATED
     VALUE                             DESCRIPTION                           COUPON         MATURITY          VALUE
----------------  -----------------------------------------------------  --------------  --------------  ---------------
U.S. GOVERNMENT BONDS SOLD SHORT - (7.0%)
$    (42,700,000) United States Treasury Note .........................       0.88%         02/28/17         (42,804,402)
                  (Proceeds $43,070,300)                                                                 ---------------


                     See Notes to Portfolio of Investments

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2016 (UNAUDITED)

   PRINCIPAL                                                                 STATED          STATED
     VALUE                             DESCRIPTION                           COUPON         MATURITY          VALUE
----------------  -----------------------------------------------------  --------------  --------------  ---------------
CORPORATE BONDS SOLD SHORT - (1.9%)

                  CONSUMER GOODS - (0.9%)
$     (5,350,000) ACCO Brands Corp. ...................................       6.75%         04/30/20     $    (5,671,000)
                                                                                                         ---------------

                  ENERGY - (1.0%)
      (2,400,000) Noble Energy, Inc. ..................................       4.15%         12/15/21          (2,546,916)
      (2,100,000) Noble Energy, Inc. ..................................       3.90%         11/15/24          (2,153,130)
      (1,161,000) Weatherford International Ltd. ......................       9.63%         03/01/19          (1,288,710)
                                                                                                         ---------------
                                                                                                              (5,988,756)
                                                                                                         ---------------
                  TOTAL CORPORATE BONDS SOLD SHORT.....................................................      (11,659,756)
                  (Proceeds $10,661,737)                                                                 ---------------

                  TOTAL INVESTMENTS SOLD SHORT - (8.9%)................................................      (54,464,158)
                  (Proceeds $53,732,037)

                  OUTSTANDING LOAN - (4.6%)............................................................      (28,413,804)

                  NET OTHER ASSETS AND LIABILITIES - 1.3%..............................................        8,038,042
                                                                                                         ---------------
                  NET ASSETS - 100.0%..................................................................  $   615,655,910
                                                                                                         ===============

-----------------------------

(a) This security or a portion of this security is segregated as collateral for investments sold short.

(b) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by MacKay Shields LLC, the Fund's sub-advisor (the "Sub-Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At July 31, 2016, securities noted as such amounted to $226,150,015 of total investments or 36.7% of net assets.

(c) On October 24, 2014, Momentive Performance Materials, Inc. completed a Bankruptcy Plan of Reorganization. As part of the Bankruptcy Plan of Reorganization, the holders of Momentive Performance Materials, Inc. Senior Secured Lien Notes ("Senior Secured Lien Notes") scheduled to mature on October 15, 2020, received new Momentive Performance Materials, Inc. Second Priority Senior Secured Notes maturing on April 24, 2022, in an exchange for the existing Senior Secured Lien Notes, and received an escrow claim, Momentive Performance Escrow Claim. The escrow claim represents a claim on any cash that remains in a Fee Reserve account. It is unknown if any remaining cash held in the Fee Reserve account will be available after future legal and financial costs are paid.

(d) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At July 31, 2016, securities noted as such are valued at $2 or 0.0% of net assets.

(e) Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be illiquid by the Fund's Sub-Advisor.

(f)   Non-income producing security.

(g)   The issuer is in default and interest is not being accrued.

(h) Floating rate security. The interest rate shown reflects the rate in effect at July 31, 2016.

(i)   Perpetual maturity.

(j) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at July 31, 2016. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.


                     See Notes to Portfolio of Investments

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2016 (UNAUDITED)

(k) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at July 31, 2016. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche at varying rates.

(l) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(m) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of July 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $32,022,553 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $25,681,534.

Currency Abbreviations:
      EUR  Euro
      GBP  British Pound Sterling
      USD  United States Dollar


                     See Notes to Portfolio of Investments

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2016 (UNAUDITED)

-----------------------------
VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of July 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Portfolio of Investments):

                                                  ASSETS TABLE
                                                                                    LEVEL 2         LEVEL 3
                                                     TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                   VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
                                                   7/31/2016        PRICES          INPUTS           INPUTS
                                                ---------------  -------------  ---------------  --------------
Corporate Bonds and Notes:
   Basic Industry.............................  $    61,216,116  $          --  $    61,216,114  $            2
   Other Industry Categories*.................      434,311,619             --      434,311,619              --
Foreign Corporate Bonds and Notes*............      113,526,577             --      113,526,577              --
Capital Preferred Securities*.................       50,196,693             --       50,196,693              --
Senior Floating-Rate Loan Interests*..........       18,621,330             --       18,621,330              --
Mortgage-Backed Securities:
   Collateralized Mortgage Obligations........        3,220,111             --        3,220,111              --
   Commercial Mortgage-Backed Securities......        6,919,287             --        6,919,287              --
Asset-Backed Securities.......................        1,029,291             --        1,029,291              --
Short-Term Investment.........................        1,454,806      1,454,806               --              --
                                                ---------------  -------------  ---------------  --------------
Total Investments.............................  $   690,495,830  $   1,454,806  $   689,041,022  $            2
                                                ===============  =============  ===============  ==============

                                                LIABILITIES TABLE
                                                                                    LEVEL 2         LEVEL 3
                                                     TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                   VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
                                                  7/31/2016        PRICES          INPUTS           INPUTS
                                                ---------------  -------------  ---------------  --------------
U.S. Government Bonds Sold Short..............  $   (42,804,402) $          --  $   (42,804,402) $           --
Corporate Bonds Sold Short....................      (11,659,756)            --      (11,659,756)             --
Forward Foreign Currency Contracts**..........         (143,004)            --         (143,004)             --
                                                ---------------  -------------  ---------------  --------------
Total.........................................  $   (54,607,162) $          --  $   (54,607,162) $           --
                                                ===============  =============  ===============  ==============

*  See the Portfolio of Investments for industry breakout.
** See the Forward Foreign Currency Contracts table for contract and currency detail.


                     See Notes to Portfolio of Investments

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2016 (UNAUDITED)

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period represented.

BEGINNING BALANCE AT OCTOBER 31, 2015
   Corporate Bonds and Notes                             $        2
Net Realized Gain (Loss)                                         --
Net Change in Unrealized Appreciation/Depreciation               --
Purchases                                                        --
Sales                                                            --
Transfers In                                                     --
Transfers Out                                                    --
ENDING BALANCE AT JULY 31, 2016
     Corporate Bonds and Notes                                    2
                                                         ----------
Total Level 3 holdings                                   $        2
                                                         ==========

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2016.

There was no net change in unrealized appreciation (depreciation) from Level 3 investments held as of July 31, 2016.

FORWARD FOREIGN CURRENCY CONTRACTS (see Note 2D - Forward Foreign Currency Contracts in the Notes to Portfolio of Investments):

                                         FORWARD FOREIGN CURRENCY CONTRACTS
                            ------------------------------------------------------------
                                                                            PURCHASE           SALE          UNREALIZED
SETTLEMENT                         AMOUNT               AMOUNT            VALUE AS OF       VALUE AS OF      APPRECIATION/
   DATE      COUNTERPARTY       PURCHASED +             SOLD +            JULY 31, 2016     JULY 31, 2016   (DEPRECIATION)
----------  --------------  --------------------  --------------------  ----------------  ----------------  --------------
 11/01/16       JPM           USD    6,312,313      EUR    5,714,000     $    6,312,313     $  6,414,050     $   (101,737)
 11/01/16       JPM           USD   11,805,956      GBP    8,937,000         11,805,956       11,847,223          (41,267)
                                                                                                             ------------
Net Unrealized Appreciation (Depreciation)................................................................   $   (143,004)
                                                                                                             ============

+  Please see Portfolio of Investments for currency descriptions.


                     See Notes to Portfolio of Investments

NOTES TO PORTFOLIO OF INVESTMENTS

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                           JULY 31, 2016 (UNAUDITED)


                                1. ORGANIZATION

First Trust High Income Long/Short Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 18, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FSD on the New York Stock Exchange ("NYSE").

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies."

                     2. VALUATION AND INVESTMENT PRACTICES

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service, or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Corporate bonds, notes, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Credit default swaps are fair valued using a pricing service or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

      The senior floating-rate loan interests ("Senior Loans")1 held in the Fund are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                           JULY 31, 2016 (UNAUDITED)


      valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Forward foreign currency contracts are fair valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent pricing service.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1) the credit conditions in the relevant market and changes thereto;

            2) the liquidity conditions in the relevant market and changes thereto;

            3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

            4) issuer-specific conditions (such as significant credit deterioration); and

            5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

       1)   the fundamental business data relating to the borrower/issuer;

       2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

       3)   the type, size and cost of a security;

       4)   the financial statements of the borrower/issuer;

       5) the credit quality and cash flow of the borrower/issuer, based on the Sub-Advisor's or external analysis;

       6) the information as to any transactions in or offers for the security;

       7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

       8)   the coupon payments;

       9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;

      11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;

      12)   the borrower's/issuer's competitive position within the industry;

      13) the borrower's/issuer's ability to access additional liquidity through public and/or private markets; and

      14)   other relevant factors.


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:


1 The terms "security" and "securities" used throughout the Notes to Portfolio of Investments include Senior Loans.

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                           JULY 31, 2016 (UNAUDITED)


            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of July 31, 2016, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

C. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund did not have any unfunded delayed draw loan commitments as of July 31, 2016.

D. FORWARD FOREIGN CURRENCY CONTRACTS

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties ("Counterparties") to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included on the Forward Foreign Currency Contracts table in the Portfolio of Investments. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund's intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

E. CREDIT DEFAULT SWAPS

The Fund may enter into credit default swap contracts ("CDS") for investment purposes or to manage credit risk. A CDS is an agreement between two parties ("Counterparties") to exchange the credit risk of an issuer. Swap agreements may be privately negotiated in the OTC market as a bilateral contract or centrally cleared.

A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the "par value," of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer "par value" or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by the Counterparty, the Fund will seek withdrawal of this collateral

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                           JULY 31, 2016 (UNAUDITED)


and may incur certain costs exercising its right with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap.

Credit default swap contracts are marked to market daily based upon quotations from brokers, market makers or an independent pricing service and the change in value, if any, is recorded as unrealized appreciation (depreciation). For a credit default swap contract sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the reference debt obligation purchased/received. The Fund did not hold any swaps as of July 31, 2016.

F. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions.

G. FUTURES CONTRACTS

The Fund purchases or sells (i.e., is long or short) futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked to market daily. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin.

If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments. The Fund did not hold any futures contracts as of July 31, 2016.

H. SHORT SALES

Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund's portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

The Fund has established an account with Pershing, LLC ("Pershing") for the purpose of purchasing or borrowing securities on margin. At July 31, 2016, the Fund had $28,413,804 in borrowings associated with investments sold short and $54,464,158 of investments sold short as shown on the Portfolio of Investments.

                           3. DERIVATIVE TRANSACTIONS

For the fiscal year-to-date period (November 1, 2015 to July 31, 2016), the the notional values of forward foreign currency contracts opened and closed were $231,505,383 and $253,456,362, respectively.

For the fiscal year-to-date period (November 1, 2015 to July 31, 2016), there were no futures contracts opened and closed.

The average volume of credit default swap contracts was $14,368,613 for the fiscal year-to-date period (November 1, 2015 to July 31, 2016).

ITEM 2. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 3. EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)        First Trust High Income Long/Short Fund
                  -------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: September 20, 2016
     --------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: September 20, 2016
     --------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: September 20, 2016
     --------------------

* Print the name and title of each signing officer under his or her signature.